Exhibit 4.2

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

U.S. BANK NATIONAL ASSOCIATION

633 W. FIFTH STREET, 24th FLOOR

LOS ANGELES, CA 90071

ATTN: GLOBAL CORPORATE TRUST SERVICES

Index as a UCC Filing and an Indenture

This is a Security Agreement and a Mortgage of Chattels

as well as a Mortgage of Real Estate and Other Property

SIXTY-FOURTH SUPPLEMENTAL INDENTURE

FROM

SAN DIEGO GAS & ELECTRIC COMPANY

TO

U.S. BANK NATIONAL ASSOCIATION, as Trustee

****************

Dated as of March 12, 2015

THIS SIXTY-FOURTH SUPPLEMENTAL INDENTURE IS A SECURITY AGREEMENT AND A MORTGAGE OF CHATTELS AS WELL AS A MORTGAGE OF REAL ESTATE AND OTHER PROPERTY

THIS SIXTY-FOURTH SUPPLEMENTAL INDENTURE, dated as of the 12th day of March 2015, by and between SAN DIEGO GAS & ELECTRIC COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of California, having its principal office in that State in the City of San Diego (the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a banking association duly organized under an act known as the “National Bank Act,” of the United States of America, having a corporate trust office in the City of Los Angeles, State of California, as Trustee (the “Trustee”).

WHEREAS, the Company executed and delivered a Mortgage and Deed of Trust (the “Original Indenture”), dated July 1, 1940, to The Bank of California, National Association, as predecessor trustee to Bankers Trust Company of California, National Association, as predecessor trustee to First Trust of California, National Association, (subsequently renamed U.S. Bank Trust National Association) as predecessor trustee to the Trustee, to secure payment of the principal of and the interest on all bonds of the Company at any time outstanding thereunder according to their tenor and effect, and to provide the terms and provisions with respect to its First Mortgage Bonds, 3 3/8% Series due July 1, 1970, issued in the aggregate principal amount of $16,000,000 and heretofore retired; and

WHEREAS, the Company executed and delivered to the then current trustee, a First Supplemental Indenture dated as of December 1, 1946, a Second Supplemental Indenture dated as of March 1, 1948, a Third Supplemental Indenture dated as of April 1, 1952, a Fourth Supplemental Indenture dated as of April 1, 1954, a Fifth Supplemental Indenture dated as of October 1, 1955, a Sixth Supplemental Indenture dated as of October 1, 1957, a Seventh Supplemental Indenture dated as of October 1, 1960, an Eighth Supplemental Indenture dated as of March 1, 1967, a Tenth Supplemental Indenture dated as of December 1, 1968, an Eleventh Supplemental Indenture dated as of February 1, 1970, a Twelfth Supplemental Indenture dated as of September 1, 1971, a Thirteenth Supplemental Indenture dated as of January 15, 1974, a Fourteenth Supplemental Indenture dated as of December 15, 1974, a Fifteenth Supplemental Indenture dated as of May 1, 1975, a Seventeenth Supplemental Indenture dated as of July 15, 1976, an Eighteenth Supplemental Indenture dated as of March 15, 1977, a Nineteenth Supplemental Indenture dated as of May 1, 1978, a Twentieth Supplemental Indenture dated as of March 15, 1980, a Twenty-First Supplemental Indenture dated as of August 1, 1980, a Twenty-Second Supplemental Indenture dated as of July 15, 1981, a Twenty-Third Supplemental Indenture dated as of January 15, 1982, a Twenty-Fourth Supplemental Indenture dated as of August 16, 1982, a Twenty-Fifth Supplemental Indenture dated as of August 16, 1982, a Twenty-Sixth Supplemental Indenture dated as of August 16, 1982, a Twenty-Seventh Supplemental Indenture dated as of June 1, 1983, a Twenty-Eighth Supplemental Indenture dated as of July 15, 1983, a Twenty-Ninth Supplemental Indenture dated as of September 1, 1983, a Thirty-First, Supplemental Indenture dated as of May 1, 1984, a Thirty-Second Supplemental Indenture dated as of December 1, 1984, a Thirty-Third Supplemental Indenture dated as of September 1, 1985, a Thirty-Fourth Supplemental Indenture dated as of December 1, 1985, a Thirty-Fifth Supplemental Indenture dated as of July 1, 1986, a Thirty-Sixth Supplemental Indenture dated as of December 1, 1986, a Thirty-Seventh Supplemental Indenture dated as of September 1, 1987, a Thirty-Eighth Supplemental Indenture dated as of April 15, 1990, a Thirty-Ninth Supplemental Indenture dated as of December 1, 1991, a Fortieth Supplemental Indenture dated as of April 1, 1992, a Forty-First Supplemental Indenture dated as of June 15, 1992, a Forty-Second Supplemental Indenture dated as of September 1, 1992, a Forty-Third Supplemental Indenture dated as of December 1, 1992, a Forty-Fourth Supplemental Indenture dated as of April 1, 1993, a Forty-Fifth Supplemental Indenture dated as of June 1, 1993, a Forty-Sixth Supplemental Indenture dated as of July 1, 1993, a Forty-Seventh Supplemental Indenture dated as of June 1, 1995, a Forty-Eighth Supplemental Indenture dated as of June 1, 1995, a Forty-Ninth Supplemental Indenture dated as of June 1, 2004, a Fiftieth Supplemental Indenture dated as of May 19, 2005, a Fifty-First Supplemental Indenture dated as of November 17, 2005, a Fifty-Second Supplemental Indenture dated as of June 8, 2006, a Fifty-Third Supplemental Indenture dated as of September 1, 2006, a Fifty-Fourth Supplemental Indenture dated as of September 20, 2007, a Fifty-Fifth Supplemental Indenture dated as of May 14, 2009, a Fifty-Sixth Supplemental Indenture dated as of May 13, 2010, a Fifty-Seventh Supplemental Indenture dated as of August 26, 2010, a Fifty-Eighth Supplemental Indenture dated as of August 18, 2011, a Fifty-Ninth Supplemental Indenture dated as of October 6, 2011, a Sixtieth Supplemental Indenture dated as of November 17, 2011, a Sixty-First Supplemental Indenture dated as of March 22, 2012 and a Sixty-Second Supplemental Indenture dated September 9, 2013, whereby, among other things, the Company set forth certain of the particulars of the Bonds of series designated “First Mortgage Bonds, 2 3/4% Series due December 1, 1981” issued in the aggregate principal amount of $2,800,000, “First Mortgage Bonds, Series C due 1978” issued in the aggregate principal amount of $10,000,000, “First Mortgage Bonds, Series D due 1982” issued in the aggregate principal amount of $12,000,000, “First Mortgage Bonds, Series E due 1984” issued in the aggregate principal amount of $17,000,000, “First Mortgage Bonds, Series F due 1985” issued in the aggregate principal amount of $18,000,000, “First Mortgage Bonds, Series G due 1987” issued in the aggregate principal amount of $12,000,000, “First Mortgage Bonds, Series H due 1990” issued in the aggregate principal amount of $30,000,000, “First Mortgage Bonds, Series I due 1997” issued in the aggregate principal amount of $25,000,000, “First Mortgage Bonds, Series J due 1998” issued in the aggregate principal amount of $35,000,000, “First Mortgage Bonds, Series K due 2000” issued in the aggregate principal amount of $40,000,000, “First Mortgage Boards, Series L due 2001” issued in the aggregate principal amount of $45,000,000, “First Mortgage Bonds, Series M due 2004” issued in the aggregate principal amount of $75,000,000, “First Mortgage Bonds, Series N due 1979” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series O due 1982” issued in the aggregate principal amount of $40,000,000, “First Mortgage Bonds, Series P due 2006” issued in the aggregate principal amount of $45,000,000, “First Mortgage Bonds, Series Q due 2007” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series R due 2008” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series S due 2010” issued in the aggregate principal amount of $50,000,000, “First Mortgage Bonds, Series T due 2010” issued in the aggregate principal amount of $75,000,000, “First Mortgage Bonds, Series U-1 due 1984, and U-2 due 1994” issued in the aggregate principal amount of $6,567,000 for Series U-1 and $13,268,000 for Series U-2, “First Mortgage Bonds, Series V due 2011” issued in the aggregate amount of $50,000,000, “First Mortgage Bonds, Series W due 1988” issued in the aggregate principal amount of $40,000,000, “First Mortgage Bonds, Series X due 1987” issued in the aggregate principal amount of $20,000,000, “First Mortgage Bonds, Series Y due 1987” issued in the aggregate principal amount of $15,000,000, “First Mortgage Bonds, Series Z, due 2013” issued in the aggregate principal amount of $65,000,000, “First Mortgage Bonds, Series AA, due 2018” issued in the aggregate principal amount of $150,000,000, “First Mortgage Bonds, Series BB, due 2018” issued in the aggregate principal amount of $150,000,000, “First Mortgage Bonds, Series CC, due 2008” issued in the aggregate principal amount of $53,000,000, “First Mortgage Bonds Series DD, due 2008” issued in the aggregate principal amount of $27,000,000, “First Mortgage Bonds, Series EE, due 2015” issued in the aggregate principal amount of $100,000,000, “First Mortgage Bonds, Series FF, due 2007” issued in the aggregate principal amount of $35,000,000, “First Mortgage Bonds, Series GG, due 2021” issued in the aggregate principal amount of $44,250,000, “First Mortgage Bonds, Series HH, due 2021” issued in the aggregate principal amount of $81,350,000, “First Mortgage Bonds, Series II due 2023” issued in the aggregate principal amount of $25,000,000, “First Mortgage Bonds, Series JJ, due 2015” issued in aggregate principal amount of $100,000,000, “First Mortgage Bonds, Series KK, due 2015” issued in the aggregate principal amount of $14,400,000, “First Mortgage Bonds, Series LL, due 2022” issued in the aggregate principal amount of $60,000,000, “First Mortgage Bonds, Series MM due 2002” issued in the aggregate principal amount of $80,000,000, “First Mortgage Bonds, Series NN” issued in the aggregate principal amount of $118,615,000, “First Mortgage Bonds, Series OO due 2027” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series PP, due 2018” issued in the aggregate principal amount of $70,795,000, “First Mortgage Bonds, Series QQ, due 2018” issued in the aggregate principal amount of $14,915,000, “First Mortgage Bonds, Series RR, due 2021” issued in the aggregate principal amount of $60,000,000, “First Mortgage Bonds, Series SS, due 2018” issued in the aggregate principal amount of $92,945,000, “First Mortgage Bonds, Series TT due 2020” issued in the aggregate principal amount of $57,650,000, “First Mortgage Bonds, Series UU due 2020” issued in the aggregate principal amount of $16,700,000, “First Mortgage Bonds, Series VV due 2034” issued in the aggregate principal amount of $43,615,000, “First Mortgage Bonds, Series WW due 2034” issued in the aggregate principal amount of $40,000,000, “First Mortgage Bonds, Series XX due 2034” issued in the aggregate principal amount of $35,000,000, “First Mortgage Bonds, Series YY due 2034” issued in the aggregate principal amount of $24,000,000, “First Mortgage Bonds, Series ZZ due 2034” issued in the aggregate principal amount of $33,650,000, “First Mortgage Bonds, Series AAA due 2039” issued in the aggregate principal amount of $75,000,000, “First Mortgage Bonds, Series BBB due 2035” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series CCC due 2015” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series DDD due 2026” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series EEE due 2018” issued in the aggregate principal amount of $161,240,000, “First Mortgage Bonds, Series FFF due 2037” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series GGG due 2039” issued in the aggregate principal amount of $300,000,000, “First Mortgage Bonds, Series HHH due 2040” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series III due 2040” issued in the aggregate principal amount of

$500,000,000, “First Mortgage Bonds, Series JJJ due 2021” issued in the aggregate principal amount of $350,000,000, “First Mortgage Bonds, Series LLL due 2041” issued in the aggregate principal amount of $250,000,000, “First Mortgage Bonds, Series MMM due 2042” issued in the aggregate principal amount of $250,000,000 and “First Mortgage Bonds, Series NNN due 2023” issued in the aggregate principal amount of $450,000,000, respectively, all of which First Mortgage Bonds have heretofore been retired or redeemed, except the Series OO due 2027, the Series VV due 2034, the Series WW due 2034, the Series XX due 2034, the Series YY due 2034, the Series ZZ due 2034, the Series AAA due 2039, the Series BBB due 2035, the Series CCC due 2015, the Series DDD due 2026, the Series EEE due 2018, the Series FFF due 2037, the Series GGG due 2039, the Series HHH due 2040, the Series III due 2040, the Series JJJ due 2021, the Series LLL due 2041, the Series MMM due 2042 and the Series NNN due 2023, which are presently issued and outstanding, and, contemporaneously with the execution and delivery of this Sixty-Fourth Supplemental Indenture, the Company is executing and delivering to the Trustee a Sixty-Third Supplemental Indenture dated as of March 12, 2015 whereby, among other things, the Company has set forth certain of the particulars of the Bonds of the series designated “Floating Rate First Mortgage Bonds, Series OOO, due 2017”; and

WHEREAS, certain of the provisions of the Original Indenture have been amended by the aforesaid Second and Tenth Supplemental Indentures, a Ninth Supplemental Indenture dated as of August 1, 1968, a Sixteenth Supplemental Indenture dated August 28, 1975, and a Thirtieth Supplemental Indenture dated September 28, 1983; and

WHEREAS, the Original Indenture and each of said Supplemental Indentures have been recorded in the Official Records of the Recorders of the Counties of San Diego, Orange, Riverside, and Imperial in the State of California, the Counties of Yuma and Maricopa in the State of Arizona and the County of Clark in the State of Nevada, as follows:

		Counties of
Document	Official Records	San Diego	Orange	Riverside	Imperial

	Book	1087	1062	1765	1369
Original	Page	1	300	364	232
Indenture	Date	Oct. 10, 1940	Oct. 10, 1940	July 13, 1955	Nov. 22, 1974

First	Book	2321	1506	1765	1369
Supplemental	Page	48	472	499	332
Indenture	Date	Jan. 2, 1947	Jan. 9, 1947	July 13, 1955	Nov. 22, 1974

Second	Book	2537	1616	1765	1369
Supplemental	Page	363	190	448	343
Indenture	Date	Mar. 16, 1948	Mar. 15, 1948	July 13, 1955	Nov. 22, 1974

Third	Book	4424	2311	1765	1369
Supplemental	Page	535	116	475	370
Indenture	Date	Apr. 3, 1952	Apr. 3, 1952	July 13, 1955	Nov. 22, 1974

Fourth	Book	5193	2701	1765	1369
Supplemental	Page	217	153	336	409
Indenture	Date	Apr. 2, 1954	Apr. 2, 1954	July 13, 1955	Nov. 22, 1974

Fifth	Book	5893	3304	1829	2369
Supplemental	Page	291	205	3	456
Indenture	Date	Dec. 5, 1955	Dec. 5, 1955	Dec. 5, 1955	Nov. 22, 1974

Sixth	Book	6829	4099	2175	1369
Supplemental	Page	390	109	538	492
Indenture	Date	Nov. 12, 1957	Nov. 12, 1957	Nov. 12, 1957	Nov. 22, 1974

Seventh	Book	1960 Series 1	5455	2780	1369
Supplemental	Page	File No. 202061	385	3	541
Indenture	Date	Oct. 10, 1960	Oct. 10, 1960	Oct. 10, 1960	Nov. 22, 1974

		Counties of
Document	Official Records	San Diego	Orange	Riverside	Imperial

Eighth	Book	1967 Series 8	8197	Endorsement	1369
Supplemental	Page	File No. 33860	129	No. 20925	618
Indenture	Date	Mar. 13, 1967	Mar. 13, 1967	Mar. 13, 1967	Nov. 22, 1974

Ninth	Book	1968 Series 9	8691		1369
Supplemental	Page		69		694
Indenture	Doc. No.	138926	9816	78781
	Date	Aug. 14, 1968	Aug. 14, 1968	Aug. 14, 1968	Nov. 22, 1974

Tenth	Book	1968 Series 9	8810	Endorsement	1369
Supplemental	Page		375	No. 119982	706
Indenture	Doc. No.	215131
	Date	Dec. 9, 1968	Dec. 9, 1968	Dec. 9, 1968	Nov. 22, 1974

Eleventh	Book	1970	9217	Endorsement	1369
Supplemental	Page		516	No. 14780	725
Indenture	Doc. No.	27782
	Date	Feb. 16, 1970	Feb. 16, 1970	Feb. 16, 1970	Nov. 22, 1974

Twelfth	Book	File/Page	9810	Endorsement	1369
Supplemental	Page	No. 212688	539	No. 106508	744
Indenture	Date	Sept. 20, 1971	Sept. 20, 1971	Sept. 20, 1971	Nov. 22, 1974

Thirteenth	Book	File/Page	11055	Endorsement	1369
Supplemental	Page	No. 74-006878	1	No. 3853	763
Indenture	Date	Jan. 10, 1974	Jan. 10, 1974	Jan. 10, 1974	Nov. 22, 1974

Fourteenth	Book	File/Page	11303	Endorsement	1369
Supplemental	Page	No. 74-322156	458	No. 157219	1689
Indenture	Date	Dec. 11, 1974	Dec. 11, 1974	Dec. 11, 1974	Dec. 11, 1974

Fifteenth	Book	File/Page	11395	Instrument	1374
Supplemental	Page	No. 755-108612	1879	No. 52617	809
Indenture	Date	May 7, 1975	May 7, 1975	May 7, 1975	May 7, 1975

Sixteenth	Book	File/Page	11500	Instrument	1378
Supplemental	Page	No. 75-235624	1620	No. 107732	952
Indenture	Date	Sept. 2, 1975	Sept. 2, 1975	Sept. 3, 1975	Sept. 2, 1975

Seventeenth	Book	File/Page	11815	Instrument	1389
Supplemental	Page	No. 76-224493	640	No. 103484	687
Indenture	Date	July 16, 1976	July 16, 1976	July 16, 1976	July 16, 1976

Eighteenth	Book	File/Page	12110	Instrument	1398
Supplemental	Page	No. 77-100483	58	No. 45619	1675
Indenture	Date	Mar. 18, 1977	Mar. 18, 1977	Mar. 18, 1977	Mar. 18, 1977

Nineteenth	Book	File/Page	12672	Instrument	1415
Supplemental	Page	No. 78-194210	1803-1822	No. 94450	1638
Indenture	Date	May 12, 1978	May 12, 1978	May 12, 1978	May 12, 1978

Twentieth	Book	File/Page	13530	Instrument	1448
Supplemental	Page	No. 80-082569	722	No. 47195	1221
Indenture	Date	Mar. 11, 1980	Mar. 11,1980	Mar. 11, 1980	Mar. 11, 1980

Twenty-First	Book	File/Page	13687	Instrument	1455
Supplemental	Page	No. 80-245100	349	No. 139349	1660
Indenture	Date	Aug. 1, 1980	Aug. 1, 1980	Aug. 1, 1980	Aug. 1, 1980

		Counties of
Document	Official Records	San Diego	Orange	Riverside	Imperial

Twenty-Second	Book	File/Page	Instrument	Instrument	1472
Supplemental	Page	No. 81-22576	No. 24605	No. 135815	508
Indenture	Date	July 17, 1981	July 17, 1981	July 17, 1981	July 17, 1981

Twenty-Third	Book	File/Page	Instrument	Instrument	1479
Supplemental	Page	No. 82-02387	No. 82-031423	No. 16093	1714
Indenture	Date	Jan. 27, 1982	Jan. 27, 1982	Jan. 27, 1982	Jan. 27, 1982

Twenty-Fourth	Book	File/Page	File/Page	File/Page	1489
Supplemental	Page	No. 82-257258	No. 82-291894	No. 82/143370212
Indenture	Date	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982

Twenty-Fifth	Book	File/Page	File/Page	File/Page	1489
Supplemental	Page	No. 82-257259	No. 82-291895	No. 82-143371	236
Indenture	Date	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982

Twenty-Sixth	Book	File/Page	File/Page	File/Page	1489
Supplemental	Page	No. 82-257260	No. 82-291896	No. 82/143372260
Indenture	Date	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982	Aug. 19, 1982

Twenty-Seventh	Book	File/Page	File/Page	File/Page	1503
Supplemental	Page	No. 83-200545	No. 83-253901	No. 118670	743
Indenture	Date	June 15, 1983	June 15, 1983	June 15, 1983	June 15, 1983

Twenty-Eighth	Book	File/Page	File/Page	File/Page	1505
Supplemental	Page	No. 83-252396	No. 83-316224	No. 147671	583
Indenture	Date	July 22, 1983	July 22, 1983	July 22, 1983	July 22, 1983

Twenty-Ninth	Book	File/Page	File/Page	File/Page	1508
Supplemental	Page	No. 83-339007	No. 83-417956	194083	1425
Indenture	Date	Sept. 22, 1983	Sept. 22, 1983	Sept. 22, 1983	Sept. 22, 1983

Counties of
Official Records
		Yuma	Maricopa
Thirtieth
Supplemental
Indenture	Book	Docket 1352	File No.
Consisting of	Page	272-1002	83-399354
Original and	Book	Docket 1353
Twenty-Nine	Page	1-264
Supplemental	Date	Sept. 28, 1983	Oct. 3, 1983
Indentures thereto

		Counties of
Document	Official Records	San Diego	Orange	Riverside	Imperial	Yuma	Maricopa

Thirty-First	Book	File/Page	File/Page	File/Page	1520	Docket	File No.
Supplemental	Page	84-161897	84-180870	92011	1552	1382	84-186813
Indenture	Date	5/2/84	5/2/84	5/2/84	4/30/84	743-761	5/2/84
			4/30/84

Thirty-Second	Book	File/Page	File/Page	File/Page	1533	Docket	File No.
Supplemental	Page	84-466428	84-517843	267452	753	1413	84-537706
Indenture	Date	12/14/84	12/14/84	12/14/84	12/14/84	216-235	12/14/84
						12/14/84

		Counties of
Document	Official Records	San Diego	Orange	Riverside	Imperial	Yuma	Maricopa

Thirty-Third	Book	File/Page	File/Page	File/Page	1546	Docket	File No.
Supplemental	Page	85-323210	85-333505	198810	708	1450	85-418309
Indenture	Date	9/4/85	9/4/85	9/4/85	9/4/85	816	9/4/85
						9/4/85

Thirty-Fourth	Book	File/Page	File/Page	File/Page	1550	Docket	File No.
Supplemental	Page	85-42465	85-481794	270136	1573	1463	85-568874
Indenture	Date	12/2/85	12/2/85	12/2/85	12/3/85	215	12/2/85
						12/3/85

Thirty-Fifth	Book	File/Page	File/Page	File/Page	1562	Docket	File No.
Supplemental	Page	86-279922	86-290957	158161	549	1491	86-347412
Indenture	Date	7/8/86	7/8/86	7/8/86	7/8/86	639-657	7/8/86
						7/8/86

Thirty-Sixth	Book	File/Page	File/Page	File/Page	1571	Docket	File/Page
Supplemental	Page	86-576027	86-606666	314771	240	1512	86-680502
Indenture	Date	12/10/86	12/10/86	12/10/86	12/10/86	5-24	12/10/86
						12/10/86

Thirty-Seventh	Book	File/Page	File/Page	File/Page	1588	Docket	File/Page
Supplemental	Page	87-532270	87-530266	273181	844	1555	87-585903
Indenture	Date	9/21/87	9/21/87	9/21/87	9/21/87	844	9/21/87
						9/21/87

Thirty-Eighth	Book	File/Page	File/Page	File/Page	1646	Docket	File/Page
Supplemental	Page	90-217585	90-212277	146794	1280	1686	88-176460
Indenture	Date	4/23/90	4/23/90	4/23/90	4/23/90	92-120	4/23/90
						4/23/90

Thirty-Ninth	Book	File/Page	File/Page	File/Page	1687	Docket	File/Page
Supplemental	Page	91-632073	91-674397	425578	743	1771	91-0574751
Indenture	Date	12/09/91	12/09/91	12/09/91	12/09/91	711-728	12/09/91
						12/09/91

Fortieth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	92-185636	92-202372	115201	92-06577	1790	92-0169646
Indenture	Date	4/1/92	4/1/92	4/1/92	4/1/92	954-970	4/1/92
						4/1/92

Forty-First	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	92-0363471	92-393790	214904	92-011833	1804	92-0317072
Indenture	Date	6/11/92	6/11/92	6/11/92	6/11/92	73-88	6/11/92
						6/11/92

Forty-Second	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	92-0650893	92-692066	384167	92-21988	1824	92-0575062
Indenture	Date	10/13/92	10/13/92	10/13/92	10/13/92	670-689	10/13/92
						10/13/92

Forty-Third	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	92-0788665	92-845626	471625	92-27082	1834	92-0700568
Indenture	Date	12/9/92	12/10/92	12/10/92	12/9/92	187-206	12/9/92
						12/9/92

Counties of
Document	Official Records	San Diego	Orange	Riverside	Imperial	Yuma	Maricopa

Forty-Fourth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	93-0257065	93-0277892	153382	93-009487	1859 Fee 09300	93-0246725
Indenture	Date	4/27/93	4/27/93	4/27/93	4/27/93	4/27/93	4/26/93

Forty-Fifth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	93-0395609	93-0420127	239922	93-14224	Fee 14413	93-0403060
Indenture	Date	6/23/93	6/23/93	6/23/93	6/23/93	6/23/93	6/23/93

Forty-Sixth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	93-0474705	93-0496100	288868	93-17399	Fee 17163	93-0487598
Indenture	Date	7/26/93	7/26/93	7/27/93	7/27/93	7/27/93	7/27/93

Forty-Seventh	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	95-0230457	95-0232951	175604	95-11739	246-264	95-0313576
Indenture	Date	6/01/95	6/01/95	6/01/95	6/01/95	6/01/95	6/01/95

Forty-Eighth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	95-0230458	95-0232952	175605	95-11740	265-284	95-0343577
Indenture	Date	6/01/95	6/01/95	6/01/95	6/01/95	6/01/95	6/01/95

Forty-Ninth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	05-00384477	04-683110	04-0766976	04-021901	04-29663	04-941699
Indenture	Date	1/14/05	7/28/04	9/28/04	7/15/04	8/16/04	8/13/04

Fiftieth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	20050441722	2005000405730	20050145832	019964	200522373	20050711918
Indenture	Date	5/25/05	5/26/05	5/25/05	5/25/05	5/25/05	5/27/05

Fifty-First	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	20051016267	2005000945695	20050981667	2006005449	200553032	20051852692
Indenture	Date	11/23/05	11/28/05	11/29/05	1/30/06	12/2/05	12/7/05

Fifty-Second	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2006-0413693	2006000404447	2006-0422620	2006-032418	2006-23999	2006-0802735
Indenture	Date	6/12/06	6/16/06	6/12/06	7/11/06	6/12/06	6/14/06

Fifty-Third	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2006-0683713	2006000643109	713252	06-46145	2006-39635	20061310143
Indenture	Date	9/26/06	9/27/06	9/27/06	9/28/06	9/29/06	10/3/06

Fifty-Fourth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2007-0625504	2007000581227	2007-0600369	2007-036497	2007-33238	2007-1062404
Indenture	Date	9/25/07	9/25/07	9/25/07	9/25/07	9/25/07	9/26/07

Fifty-Fifth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2009-0320954	2009000305886	2009-0311041	2009-017587	16744	20090542104
Indenture	Date	6/12/09	6/12/09	6/18/09	6/12/09	6/15/09	6/15/09

Fifty-Sixth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2010-0252569	2010000239342	2010-0235807	2010-012850	2010-12687	20100431348
Indenture	Date	5/20/10	5/21/10	5/21/10	5/21/10	5/21/10	5/21/10

Counties of
Document	Official Records	San Diego	Orange	Riverside	Imperial	Yuma	Maricopa

Fifty-Seventh	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2010-0490784	2010000458947	2010-0443991	2010-023359	2010-22669	20100800415
Indenture	Date	9/16/10	9/16/10	9/16/10	9/16/10	9/16/10	9/16/10

Fifty-Eighth	Book	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2011-0503399	2011000478379	2011-0432021	2011-023234	2011-21920	20110802020
Indenture	Date	09/28/11	09/28/11	09/29/11	09/28/11	09/28/11	09/28/11

Document	Official Records	County of Clark

Fifty-Ninth Supplemental Indenture including the Original Indenture and fifty-eight prior supplemental indentures thereto	Book Page Date	File/Page 201110120001817 10/12/11

		Counties of
Document	Official Records		San Diego
		Clark		Orange	Riverside	Imperial	Yuma	Maricopa

Sixtieth	Book	File/Page	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2011120100	2011-	201100061	2011-	2011-	2011-	201109939
		017 75	0643662	1302	0529988	028759	26889	17
Indenture	Date	12/1/2011	12/1/11	12/1/11	12/1/11	12/1/11	12/1/11	12/1/11

Sixty-First	Book	File/Page	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	20120410	2012-	20120020	2012-	2012-	2012-	201202968
		000789	0207656	0917	0163282	007887	08966	04
Indenture	Date	4/10/12	4/10/12	4/10/12	4/10/12	4/10/12	4/10/12	4/10/12

Sixty-Second	Book	File/Page	File/Page	File/Page	File/Page	Book/Page	Docket	File/Page
Supplemental	Page	2013093000	2013-	201300055	04666	20130221	2013-	20130866
		01532	0592759	9137	71	71	26910	250
Indenture	Date	9/30/13	9/30/13	9/30/13	9/26/13	9/26/13	9/30/13	9/30/13

WHEREAS, the Board of Directors of the Company has duly authorized the creation of an additional series of bonds to be designated “Amortizing First Mortgage Bonds, Series PPP, due 2022,” as hereinafter set forth in this Sixty-Fourth Supplemental Indenture;

WHEREAS, the execution and delivery of this Sixty-Fourth Supplemental Indenture has been duly authorized by resolution of the Board of Directors of the Company; and

WHEREAS, all the conditions and requirements necessary to make this Sixty-Fourth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized.

NOW, THEREFORE, in order further to secure the payment of the principal of and premium, if any, and interest on all of the bonds of the Company at any time outstanding under the Original Indenture, as from time to time amended and supplemented (the “Indenture”) and to secure the performance and observance of each and every of the covenants, conditions and agreements of the Indenture, as from time to time amended and supplemented, and for and in consideration of the premises, and of the sum of One Dollar ($1.00) to the Company duly paid by the Trustee (the receipt whereof is hereby acknowledged), the Company has executed and delivered this Sixty-Fourth Supplemental Indenture and has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated, granted a security interest in, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, hypothecate, grant a security interest in, set over and confirm unto U.S. Bank National Association, as Trustee, and to its respective successors in said trust forever, with power of sale, all property, real, personal and mixed, now owned or hereafter acquired or to be acquired by the Company, and wheresoever situated (except such property as is expressly excepted or excluded from the lien and security interest of the Indenture, and property of a successor corporation or corporations excluded from the lien and security interest thereof by the provisions of Section 3 of Article XIV thereof) subject to the rights reserved by the Company in and by other provisions of the Indenture, including in the property subject and to be subject to the lien and security interest thereof and hereof (without in any manner limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in the Original Indenture or in this or any other supplemental indenture) all lands, rights-of-way, other land rights, flowage and other water rights, power houses, dams, reservoirs, docks, roads, and buildings, structures and other land improvements; steam, and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers and other boiler plant equipment, condensing equipment, and all auxiliary equipment; stations and substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating plants and systems, including mains and equipment; gas plants, transmission and distribution systems, including pipe lines, structures, tanks, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; communication systems, office, shop and other buildings and structures, and equipment; apparatus and equipment and materials and supplies of all other kinds and descriptions; and all municipal and other franchises, leaseholds, licenses, permits, and privileges;

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, proceeds, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof (except such property as is expressly excepted or excluded from the lien and security interest of the Indenture, and property of a successor corporation or corporations excluded from the lien and security thereof by the provisions of Section 3 of Article XIV thereof), subject to the rights reserved by the Company in and by other provisions of the Indenture;

It is hereby agreed by the Company that, except as aforesaid, all the property, rights, and franchises acquired by the Company after the date hereof shall be as fully embraced within the lien and security interest hereof as if such property were now owned by the Company and were specifically described herein and conveyed and a security interest therein granted hereby;

SAVING AND EXCEPTING, HOWEVER, anything to the contrary notwithstanding contained herein or in the granting clauses of the Original Indenture and said Supplemental Indentures (a) such property described or referred to in any of such granting clauses as has been from time to time, released or sold free from the lien and security interest of the Original Indenture (or the Original Indenture, as supplemented) in accordance and compliance with the provisions thereof (or of the Original Indenture, as supplemented, as the case may be), and (b) all of the following property (whether now owned by the Company or hereafter acquired by it): (1) all gas, electric energy and steam produced, purchased or otherwise acquired; (2) all contracts, choses in action, shares of stock, bonds, notes, evidences of indebtedness, and other securities, other than any of the foregoing which may be required to be deposited from time to time with the Trustee in accordance with the provisions of the Indenture or are required by some express provision thereof to be deposited with the Trustee; (3) merchandise and appliances at any time acquired for the purpose of sale or lease to customers and others and contracts for the sale of merchandise and appliances; (4) motor vehicles; (5) timber on land owned by the Company; (6) minerals or mineral rights in lands owned by the Company; (7) oil, coal or gas, or oil, coal or gas rights in land owned by the Company or gas wells or oil wells or equipment therefor or coal mines or equipment therefor; (8) fuel and other personal property which are consumable in their use in the operation of the properties of the Company; (9) bills and accounts receivable; (10)

cash on hand and in banks other than such cash as may be deposited from time to time with the Trustee in accordance with the provisions of the Indenture or as is required by some express provision thereof to be deposited with the Trustee; and (11) the last day of the term of each leasehold estate now or hereafter enjoyed by the Company. The Company may, however, expressly subject to the lien and security interest and operation of the Original Indenture and all indentures supplemental thereto all or any part of the property of the character described in clause (b) of this paragraph;

TO HAVE AND TO HOLD all said properties, real, personal and mixed, mortgaged, pledged, or conveyed and in which a security interest has been granted by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever, subject, however, to Permitted Liens as defined in the Indenture;

IN TRUST NEVERTHELESS, for the equal pro rata benefit and security as provided in the Original Indenture and all indentures supplemental thereto of all and every of the bonds issued and to be issued in accordance with the provisions of the Original Indenture and all indentures supplemental thereto, without preference, priority or distinction as to lien or security interest of any over the others by reason of priority in time of the issue, negotiation or maturity thereof, subject, however, to the provisions of the Original Indenture and all indentures supplemental thereto relating to any sinking fund or similar fund for the benefit of the bonds of any particular series;

The Company does further covenant and agree with the Trustee as follows:

ARTICLE I

SERIES PPP BONDS

Section 1: There is hereby created, for issuance under the Original Indenture as supplemented by the said Supplemental Indentures (including this Sixty-Fourth Supplemental Indenture), a series of bonds designated Series PPP, due 2022, each of which shall bear the descriptive title “Amortizing First Mortgage Bonds, Series PPP, due 2022” (herein sometimes referred to as “Series PPP Bonds”), and the form thereof shall contain suitable provisions with respect to the matters hereinafter in this Section specified. The Series PPP Bonds shall mature on February 1, 2022 and shall be issued in denominations of $1,000 and integral multiples thereof as the Company may from time to time execute and deliver. The Series PPP Bonds shall bear interest at the rate and from the date, shall be expressed to mature as to unpaid principal, and shall be payable as to principal and premium, if any, and interest at such place or places and in such money, all as provided in the form of Series PPP Bond set forth on Exhibit A hereto (the “Form of Bond”) and by the applicable provisions of the Indenture. In addition, March 12, 2015 shall be an interest payment date for the Series PPP Bonds for purposes of Section 9 of Article II of the Indenture, provided that no interest or principal shall be payable on such date. The principal and premium, if any, and interest on the Series PPP Bonds shall be payable at the corporate trust office of the Trustee in the Borough of Manhattan, City and County of New York, State of New York. The Series PPP Bonds shall be dated as in Section 9 of Article II of the Indenture provided with respect to registered bonds without coupons.

The Series PPP Bonds shall further be redeemable, exchangeable, transferable and otherwise have the terms set forth in the Form of Bond.

The Series PPP Bonds shall otherwise be of such terms, provisions, tenor and form as provided in this Sixty-Fourth Supplemental Indenture.

Section 2: The Series PPP Bonds shall be executed, authenticated and delivered in accordance with the provisions and shall be entitled to the protection and security of the Original Indenture, as supplemented by this Sixty-Fourth Supplemental Indenture and the other supplemental indentures, and shall be subject to all of the terms, conditions and covenants and limitations thereof. The aggregate principal amount of the Series PPP Bonds, which may be executed by the Company and authenticated and delivered by the Trustee and secured by the Indenture as from time to time in effect, is limited only to the extent provided in Section 1 of Article II of the Original Indenture.

Section 3: The Series PPP Bonds shall be issued only as fully registered bonds without coupons. The fully registered bonds without coupons and the certificate of authentication to be endorsed on all Series PPP Bonds shall be substantially in the form set forth on the Form of Bond. In addition, the Series PPP Bonds may be issuable in whole or in part in the form of one or more securities that evidence all or part of the bonds of such series which is issued to a depositary or a nominee thereof for such series (a “Global Security”) and, in such case, the Board of Directors of the Company (or an authorized officer designated by the Board of Directors of the Company) shall appoint a clearing agency registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), designated to act as depositary (a “depositary”) for such Global Securities. The definitive Series PPP Bonds shall be numbered in such manner as the Company shall at any time or from time to time determine.

Section 4: In the event the Series PPP Bonds are issued as a Global Security the following provisions, in addition to the provisions of the Indenture, shall apply:

(1)Each Global Security authenticated under the Indenture shall be registered in the name of the depositary designated for such Global Security or a nominee thereof and delivered to such depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single bond for all purposes of this Supplemental Indenture.

(2)Notwithstanding any other provision in this Supplemental Indenture, no Global Security may be exchanged in whole or in part for Series PPP Bonds registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any person other than the depositary for such Global Security or a nominee thereof unless (A) such depositary has notified the Company that it is unwilling or unable to continue as depositary for the Global Securities and a successor depositary has not been appointed by the Company within 90 days of receipt by the Company of such notification, (B) if at any time the depositary ceases to be a clearing agency registered under the Exchange Act at a time when the depositary is required to be so registered to act as such depositary and no successor depositary shall have been appointed by the Company within 90 days after it became aware of such cessation, (C) the Company, in its sole discretion, executes and delivers to the Trustee a written order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary to the effect that such Global Securities shall be exchangeable as described below, or (D) a “completed default” (as defined in the Indenture) has occurred and is continuing with respect to the Series PPP Bonds. If any of the events described in clauses (A) through (D) of the preceding sentence occur, the beneficial owners of interests in the Global Securities will be entitled to exchange those interests for definitive Series PPP Bonds and, without unnecessary delay but in any event not later than the earliest date on which those interests may be so exchanged, the Company will prepare and deliver to the Trustee definitive Series PPP Bonds in such form and denominations as are required by or pursuant to the Indenture, and in an aggregate principal amount equal to the aggregate unpaid principal amount of such Global Securities, such bonds to be duly executed by the Company. On or after the earliest date on which such beneficial interests may be so exchanged, such Global Securities shall be surrendered from time to time by the depositary as shall be specified in the order from the Company with respect thereto (which the Company agrees to deliver) to the Trustee, as the Company’s agent for such purpose, and in accordance with any instructions given to the Trustee and the depositary (which instructions shall be in writing but need not be contained in or accompanied by an officers’ certificate or be accompanied by an opinion of counsel), to be exchanged, in whole or in part, for definitive Series PPP Bonds as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for each portion of each surrendered Global Security, an aggregate principal amount of definitive Series PPP Bonds of authorized denominations equal to the aggregate unpaid principal amount of the portion of such Global Security to be exchanged. Promptly following any such exchange in part, such Global Security shall be returned by the Trustee to such depositary or its custodian. If a definitive Series PPP Bond is issued in exchange for any portion of a Global Security after the close of business at the place where such exchange occurs on or after (i) any regular record date for a date principal and interest is due (a “Series PPP Payment Date”) for such bond and before the opening of business at that place of payment on the next Series PPP Payment Date, or (ii) any special record date for the payment of principal and/or interest for such bond which was not punctually paid or duly provided for on any Series PPP Payment Date and before the opening of business at such place of payment on the related proposed date for the payment of such principal and/or interest, as the case may be, principal and interest (in the case described in clause (i) above) or principal and/or interest, as applicable (in the case described in clause (ii) above), shall not be payable on such Series PPP Payment Date or proposed date for payment, as the case may be, in respect of such definitive bond, but shall be payable on the Series PPP Payment Date or proposed date for payment, as the case may be, only to the person to whom principal and interest (in the case described in clause (i) above) or principal and/or interest, as applicable (in the case described in clause (ii) above), in respect of such portion of such Global Security shall be payable in accordance with the provisions of the Indenture and the Series PPP Bonds. The Company may, in its sole discretion, pay principal of and interest on definitive Series PPP Bonds by check mailed to the addresses of the persons entitled to such payment or by wire transfer to bank accounts in the United States designated in writing to the Trustee at least 15 days before the applicable Series PPP Payment Date (including, without limitation, the Series PPP Payment Date falling on the maturity date of the Series PPP Bonds) by the persons entitled to such payment.

(3)Subject to Clause (2) above, any exchange or transfer of a Global Security for other Series PPP Bonds may be made in whole or in part, and all Series PPP Bonds issued in exchange for or upon transfer of a Global Security or any portion thereof shall be registered in such names as the depositary for such Global Security shall direct.

(4)Every Series PPP Bond authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such bond is registered in the name of a person other than the depositary for such Global Security or a nominee thereof.

(5)Unless otherwise specified as contemplated by Section 1 of Article I of this Supplemental Indenture for the Series PPP Bonds evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY OTHER PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.

Section 5: The Series PPP Bonds may contain or have imprinted thereon such provisions or specifications not inconsistent with the Indenture as may be required to comply with the rules of any stock exchange or any federal or state authority or commission, or to comply with usage with respect thereto, and may bear such other appropriate endorsements or notations as are authorized or permitted by the Indenture.

Section 6: In the manner and subject to certain conditions and limitations specified herein and in the Indenture, Series PPP Bonds may be exchanged without a service charge for Series PPP Bonds of other authorized denomination or denominations in an aggregate principal amount equal to the aggregate unpaid principal amount of the Series PPP Bonds surrendered for exchange; provided that the Company may require payment of a sum or sums sufficient to reimburse it for any stamp tax or other governmental charge payable in connection therewith.

Section 7: The Company shall maintain in the Borough of Manhattan, City and County of New York, State of New York, and in such other place or places as the Company may designate at any time or from time to time, an office or agency where Series PPP Bonds, including Series PPP Bonds issued in definitive form, may be presented for payment, registration, transfer and exchange as provided therein or in the Indenture. Such office or agency shall be the corporate trust office of the Trustee unless and until the Company shall designate another office or agency by notice in writing delivered to the Trustee.

Section 8: No transfer or exchange of any Series PPP Bonds pursuant to any of the provisions of this Article I shall be made except upon and in accordance with all of the applicable terms, provisions and conditions of said bonds and of the Indenture.

ARTICLE II

MISCELLANEOUS PROVISIONS

Section 1: This instrument is executed and shall be construed as an indenture supplemental to the Original Indenture and shall form a part thereof and, as supplemented by this Sixty-Fourth Supplemental Indenture, the Original Indenture as heretofore supplemented and amended is hereby confirmed.

Section 2: All terms used in this Sixty-Fourth Supplemental Indenture shall be taken to have meaning as in the Original Indenture, as heretofore supplemented and amended, except terms which may be otherwise expressly defined herein and in cases where the context clearly indicates otherwise.

Section 3: In order to facilitate the filing of this Sixty-Fourth Supplemental Indenture, the same may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall constitute but one and the same instrument.

Section 4: All of the covenants, stipulations, promises and agreements in this Sixty-Fourth Supplemental Indenture by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

Section 5: To the extent any provision in this Sixty-Fourth Supplemental Indenture conflicts with any provision in the Indenture, the provisions of this Sixty-Fourth Supplemental Indenture shall govern; provided, however, that in the event such conflict would require bondholder consent, the terms and provisions of the Indenture shall govern.

Section 6: The Original Indenture, as heretofore amended and supplemented, insofar as it applies to the Series PPP Bonds, this Sixty-Fourth Supplemental Indenture and the Series PPP Bonds shall be governed by and construed in accordance with the laws of the State of California, without regard (to the extent permitted by applicable law) to conflicts of laws principles thereof; provided, that, notwithstanding the foregoing, the creation, perfection and enforcement of any mortgage or lien on real property or improvements thereon or fixtures attached thereto under the Original Indenture, as heretofore amended and supplemented, insofar as it applies to the Series PPP Bonds, or this Sixty-Fourth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State where such real property or improvements thereon or fixtures attached thereto, as the case may be, are located, without regard (to the extent permitted by applicable law) to conflicts of laws principles thereof.

{Signature Page Follows}

IN WITNESS WHEREOF, SAN DIEGO GAS & ELECTRIC COMPANY has caused this Sixty-Fourth Supplemental Indenture to be signed in its name and behalf by its duly authorized officer and its corporate seal to be hereunto affixed duly attested by its Secretary or one of its Assistant Secretaries, and U.S. BANK NATIONAL ASSOCIATION, to evidence its acceptance of the trusts hereby created, has caused this Sixty-Fourth Supplemental Indenture to be signed in its name and behalf by its duly authorized officer as of the day and year first above written.

SAN DIEGO GAS & ELECTRIC COMPANY

By:	/s/ Robert Schlax
Name:	Robert Schlax
Title:	Vice President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Controller

(CORPORATE SEAL)

Attest:

By:	/s/ Kari E. McCulloch
Name:	Kari E. McCulloch
Title:	Corporate Secretary

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

By:	/s/ Fonda Hall
Name:	Fonda Hall
Title:	Vice President

[Signature Page to Sixty-Fourth Supplemental Indenture]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss
COUNTY OF SAN DIEGO	)

On March 10, 2015, before me, NANCY A. WALKER, a Notary Public, personally appeared ROBERT M. SCHLAX and KARI E. MCCULLOCH, who proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Nancy A. Walker	(Seal)
SIGNATURE OF NOTARY PUBLIC

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss
COUNTY OF LOS ANGELES	)

On March 11, 2015, before me, Raquel Perez, a Notary Public, personally appeared FONDA HALL, of U.S. BANK NATIONAL ASSOCIATION, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Raquel Perez	(Seal)
SIGNATURE OF NOTARY PUBLIC

EXHIBIT A

FORM OF BOND

(Attached)

[If this bond is issued as a global security, insert the following legend: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY OTHER PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF HAS AN INTEREST HEREIN.]

SAN DIEGO GAS & ELECTRIC COMPANY

(INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA)

1.914% AMORTIZING FIRST MORTGAGE BOND,

SERIES PPP, DUE 2022

No.	$

CUSIP No. 797440BT0
ISIN No. US797440BT05

SAN DIEGO GAS & ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of California (hereinafter called the “Company”, which term shall include any successor corporation, as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to                              [If this bond is issued as a global security, insert CEDE & CO. in the foregoing space] or registered assigns, the principal sum of                              dollars in lawful money of the United States of America in fourteen equal installments of $              (                     dollars) each, payable semiannually on each Series PPP Payment Date (as defined below), commencing on the first day of August, 2015 (provided that the amount of the remaining such installments of principal shall be reduced in the event of a partial redemption of the Series PPP Bonds (as defined on the reverse hereof) as provided on the reverse hereof under the caption “Optional Redemption” and adjusted in the event of the issuance of additional Series PPP Bonds as provided on the reverse hereof under the caption “Additional Series PPP Bonds”; and provided, further, that if the final such installment of principal on this bond (as defined on the reverse hereof) is not equal to the unpaid principal amount of this bond on February 1, 2022 (the “Maturity Date”), then such final installment of principal shall be increased or decreased, as applicable, so that such final installment is equal to the unpaid principal amount of this bond), and the Company hereby further promises to pay interest on the outstanding principal amount of this bond (for the avoidance of doubt as reduced by the amortization of principal as described above in this sentence) at the rate of 1.914% per annum, accruing from March 12, 2015, in like lawful money, payable semiannually in arrears on the first day of February and August (each, a “Series PPP Payment Date”) of each year, commencing August 1, 2015, until the Company’s obligation with respect to the payment of such principal (and premium, if any) shall be discharged as provided in the Indenture hereinafter mentioned. Installments of principal of and interest on this bond that are due and payable on any Series PPP Payment Date (including the Series PPP Payment Date falling on the Maturity Date) will be payable to the persons in whose names the Series PPP bonds are registered at the close of business on the January 15 or July 15, as the case may be, immediately preceding such Series PPP Payment Date. Any payment of less than the full amount of principal and interest due on a Series PPP Payment Date will first be applied to pay accrued and unpaid interest and second to pay principal. The Maturity Date of this bond is February 1, 2022 and the final installment of principal of this bond will be paid on the Maturity Date.

The principal of (and premium, if any) and interest on this bond will be paid at the corporate trust office of U.S. Bank National Association, or its successor trustee under the Indenture referred to on the reverse hereof, in the Borough of Manhattan, City and County of New York, State of New York, that the Company maintains for such purpose; provided that, if this bond is in definitive certificated form and registered in the name of a holder other than a depositary, or its nominee, the Company may, in its sole discretion, pay principal of and interest on this bond by check mailed to the address of the person entitled to such payment or by wire transfer to a bank account in the United States designated in writing to the Trustee at least 15 days before the applicable Series PPP Payment Date by the person entitled to such payment. Notwithstanding the foregoing, so long as the holder of this bond is a depositary, or its nominee, payment of the principal of (and premium, if any) and interest on this bond will be made by wire transfer of immediately available funds.

The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until U.S. BANK NATIONAL ASSOCIATION, as Trustee under the Indenture, or its successor thereunder, shall have signed the certificate of authentication endorsed hereon.

IN WITNESS WHEREOF, SAN DIEGO GAS & ELECTRIC COMPANY has caused this instrument to be executed in its name by the signature or facsimile signature of its President or any Vice President and its corporate seal or a facsimile thereof to be hereto affixed and attested by the signature or facsimile signature of its Secretary or any Assistant Secretary.

Dated:	SAN DIEGO GAS & ELECTRIC COMPANY

By:
President or Vice President

(CORPORATE SEAL) Attest: Secretary or Assistant Secretary

[REVERSE SIDE OF 1.914% AMORTIZING FIRST MORTGAGE BOND, SERIES PPP, DUE 2022]

This bond is one of a duly authorized issue of bonds of the Company, known as its First Mortgage Bonds, of the series and designation indicated on the face hereof (the “Series PPP Bonds”), all issued and to be issued under and equally secured by a Mortgage and Deed of Trust dated July 1, 1940, and indentures supplemental thereto, including the Sixty-Fourth Supplemental Indenture dated as of March 12, 2015 (which Mortgage and Deed of Trust, as so amended and supplemented and as the same may be further amended or supplemented from time to time, is herein called the “Indenture”) executed by the Company to U.S. Bank National Association, as successor trustee (herein called the “Trustee”), to which Indenture reference is hereby made for a description of the property mortgaged, pledged, hypothecated and in which a security interest was granted, the nature and extent of the security, the rights of the holders of the Series PPP Bonds as to such security, and the terms and conditions upon which the Series PPP Bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a completed default as in the Indenture provided. This Series PPP Bond is one of a series of Series PPP Bonds and is sometimes referred to as “this bond.”

Interest on the Series PPP Bonds will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company or of the holders of the Series PPP Bonds, or the terms and provisions of the Indenture or of any indentures supplemental thereto, may be modified or altered by the affirmative vote of the holders of the percentage of principal amount of bonds required by the Indenture; provided, however, that without the consent of the holder hereof no such modification or alteration shall permit, among other things, the reduction of the principal or premium, if any, the reduction of any installment of principal, the extension of the Maturity Date or any Series PPP Payment Date, or the reduction of the rate of interest hereon, or any other modification of the terms of payment of such principal or premium, if any, or interest; provided that, notwithstanding the foregoing, the amount of remaining installments of principal on this bond shall be reduced in the event of a partial redemption of the Series PPP Bonds as provided below under the caption “Optional Redemption” and adjusted in the event of the issuance of additional Series PPP Bonds as provided below under the caption “Additional Series PPP Bonds.”

The Company, the Trustee, any paying agent, any registrar, and any depositary may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest hereon and for all other purposes and shall not be affected by any notice to the contrary.

Optional Redemption

All or a portion of the Series PPP Bonds may be redeemed at the Company’s option at any time or from time to time pursuant to this paragraph. The price at which the Series PPP Bonds will be redeemed pursuant to this paragraph (the “Redemption Price”) on the date fixed for such redemption (the “Redemption Date”) will be equal to the greater of the following amounts: (a) 100% of the unpaid principal amount of the Series PPP Bonds being redeemed on the Redemption Date; or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Series PPP Bonds being redeemed on that Redemption Date (not including any portion of any payments of accrued and unpaid interest to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Adjusted Treasury Rate (as defined below) plus 12.5 basis points, as determined by the Independent Investment Banker (as defined below), plus, in each case, accrued and unpaid interest thereon to the Redemption Date.

A partial redemption of the Series PPP Bonds, whether pursuant to the provisions set forth in the preceding paragraph or, as provided below, under certain circumstances specified in the second paragraph of Section 13 of Article XI of the Indenture in the case of the disposition or taking of certain properties of the Company, will result in each remaining installment of principal on the Series PPP Bonds (for the avoidance of doubt, excluding any installments of principal that are payable on any Series PPP Payment Dates falling on or prior to the applicable redemption date) being reduced in the same proportion as the aggregate unpaid principal amount of the Series PPP Bonds is reduced by such partial redemption. For purposes of the foregoing calculation, (A) if the applicable redemption date falls on a Series PPP Payment Date, then the proportion by which the aggregate unpaid principal amount of the Series PPP Bonds is reduced by such partial redemption shall be calculated after giving effect to the installment of principal that is paid on such Series PPP Payment Date and (B) if the amount of the semi-annual installment of principal on any outstanding Series PPP Bond resulting from such calculation is not an integral multiple of $1,000, such amount shall be rounded downwards to the nearest integral multiple of $1,000.

Notwithstanding the provisions of the second preceding paragraph, installments of interest and installments of principal payable on the Series PPP Bonds that are due and payable on Series PPP Payment Dates falling on or prior to a Redemption Date will be payable on such Series PPP Payment Dates to the registered holders of such Series PPP Bonds as of the close of business on the relevant record dates according to the terms of the Series PPP Bonds and the Indenture. The Redemption Price will, if applicable, be calculated on the basis of a 360-day year consisting of twelve 30-day months.

Notice of any redemption will be mailed at least 30 days, but not more than 60 days, before the Redemption Date to each registered holder of the Series PPP Bonds to be redeemed. Once notice of redemption is mailed, the Series PPP Bonds called for redemption will become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest to the Redemption Date, provided that the Company may rescind any notice of redemption by notice given not less than five days prior to the proposed Redemption Date. Redemption will not be conditional upon receipt by the Trustee of monies sufficient to pay the Redemption Price.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Series PPP Bonds or portions thereof called for redemption. The Company will pay the Redemption Price and any accrued interest once the Series PPP Bonds are surrendered for redemption. If only a portion of any Series PPP Bonds is redeemed, the Trustee will deliver new Series PPP Bonds for the remaining portion without charge.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means, with respect to any Redemption Date, the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Series PPP Bonds to be redeemed on such Redemption Date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Series PPP Bonds.

“Comparable Treasury Price” means, with respect to any Redemption Date, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, or (B) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Independent Investment Banker” means, with respect to any Redemption Date, one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker.”

“Reference Treasury Dealers” means, with respect to any Redemption Date, (A) Citigroup Global Markets Inc. and RBC Capital Markets, LLC (or their respective affiliates which are Primary Treasury Dealers (as defined below)), and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer; (B) one Primary Treasury Dealer selected by Mitsubishi UFJ Securities (USA), Inc. and its successors; (C) one Primary Treasury Dealer selected by The Williams Capital Group, L.P. and its successors; and (D) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date. As used in the preceding sentence, “business day” means any day (other than a Saturday or Sunday) on which banking institutions in The City of New York are not authorized or obligated by law or executive order to remain closed.

In the event that the Company elects to redeem only a portion of the Series PPP Bonds, the bonds to be redeemed shall be selected as provided in the Indenture and, in the case of bonds represented by a global security, in accordance with the procedures of The Depository Trust Company (or its successor as depositary).

As more fully provided in and subject to the provisions of the Indenture, the Series PPP Bonds are also subject to redemption on any date, under certain circumstances specified in the second paragraph of Section 13 of Article XI of the Indenture in case of the disposition or taking of certain properties of the Company, at 100% of the unpaid principal amount thereof, together with accrued interest thereon to the date of redemption.

Additional Series PPP Bonds

The Company may, from time to time, without notice to or the consent of the holders of the bonds, increase the principal amount of the Series PPP Bonds under the Indenture and issue such increased principal amount, or any portion thereof. Any additional Series PPP Bonds so issued shall have the same form and terms (other than the offering price, the date of issuance and, under certain circumstances, the date from which interest thereon shall begin to accrue, the first payment date and the amount of the semiannual installments of principal) as the Series PPP Bonds previously issued and shall form a single series with the previously issued Series PPP Bonds. An increase in the principal amount of the Series PPP Bonds as a result of the issuance of additional Series PPP Bonds will result in each remaining installment of principal on the Series PPP Bonds (for the avoidance of doubt, excluding any installments of principal that are payable on any Series PPP Payment Dates falling on or prior to the date on which any such additional Series PPP Bonds are issued) being increased in the same proportion as the aggregate unpaid principal amount of the Series PPP Bonds is increased by the issuance of such additional Series PPP Bonds. For purposes of the foregoing calculation, (A) if the date on which any such additional Series PPP Bonds are issued falls on a Series PPP Payment Date, then the proportion by which the aggregate unpaid principal amount of the Series PPP Bonds is increased by the issuance of such additional Series PPP Bonds shall be calculated after giving effect to the installment of principal that is paid on such Series PPP Payment Date and (B) if the amount of the semi-annual installment of principal on any outstanding Series PPP Bond resulting from such calculation is not an integral multiple of $1,000, such amount shall be rounded downwards to the nearest integral multiple of $1,000.

Other

This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the corporate trust office of the Trustee in the Borough of Manhattan, City and County of New York, State of New York, upon surrender and cancellation of this bond and thereupon a new registered bond of the same series and in a principal amount equal to the unpaid principal amount of this bond will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of any tax or taxes or other governmental charges required to be paid by the Company by reason of such transfer.

The registered owner of any Series PPP Bond, at the option of such holder, may surrender the same, accompanied by a written instrument of transfer in form approved by the Company duly executed by the registered owner, at the corporate trust office of the Trustee in the Borough of Manhattan, City and County of New York, State of New York, for cancellation in exchange for another or other registered bonds of the said series of higher or lower authorized denominations of an aggregate principal amount equal to the aggregate unpaid principal amount of the bond or bonds so surrendered and bearing interest as provided in Section 9 of Article II of the Indenture, and upon payment of any tax or taxes or other governmental charges required to be paid by the Company by reason of such exchange and subject to the terms and conditions specified in the Indenture, and thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other bonds to such registered owner at its office or at such agency of the Company, at the option of such registered owner.

No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on this bond, or any part thereof, or of any claim based herein or in respect hereof or of said Indenture, against any incorporator, or any past or future stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

The headings appearing in this bond are for convenience of reference only and shall not affect the construction hereof.

This Series PPP Bond shall be governed by and construed in accordance with the laws of the State of California, without regard (to the extent permitted by applicable law) to conflicts of laws principles thereof.

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This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,

As Trustee

By:
Authorized Officer

Date of Authentication: